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                                                                   EXHIBIT 10.59

            FORM OF AMENDMENT TO RESTRICTED STOCK VESTING SCHEDULE

                           [ZEFER CORP. LETTERHEAD]


     April __, 2000

[NAME OF PARTY]
[ADDRESS OF PARTY]

     Re:  Amendment to [TYPE OF AGREEMENT]

Dear [NAME OF PARTY]:

     This letter agreement amends that certain [INSERT THE TYPE OF AGREEMENT TO BE AMENDED] (the "Agreement") dated as of [DATE OF THE RELEVANT AGREEMENT WITH THE PARTY] between you, ZEFER Corp. (the "Company"), GTCR Fund VI, L.P., GTCR Executive Fund VI, L.P., and GTCR Associates Fund VI, L.P. (collectively, the "GTCR Affiliates").

     Section 2 of the Agreement is hereby amended as follows:

1.   Amendment to Section 2(a).   Section 2(a) of the agreement is hereby
     -------------------------
     amended and modified by replacing the second sentence thereof with the following"

     "Except as otherwise provided in Sections 2(b), 2(c) and 2(d) below, the Executive Stock will become vested in accordance with the following schedule (the "Vesting Schedule"), if as of each such date Executive is
                    ----------------
     still employed by the Company or any of its Subsidiaries.

2.   Amendment to Section 2(d).   Section of the Agreement is hereby amended and
     -------------------------
     modified by adding the following subsection:

     "Notwithstanding Sections 2(b) and 2(c) above, in the event that the
     Company terminates the Executive's employment with the Company and its subsidiaries without Cause or in the event the Executive resigns his position with the Company and its Subsidiaries for Good Reason (i) on or before the first anniversary of the commencement of such employment, the Executive Stock that would have otherwise vested within the 18 months following the date of such termination shall vest immediately; and (ii) after the first anniversary of the commencement of such employment, the Executive Stock that would have otherwise vested within the 12 months following the date of such termination shall vest immediately."
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3.   General.  Except as specifically modified and amended hereby, the Agreement
     -------
     remains in full force and effect and is hereby ratified, confirmed and approved in all respects. This Letter Agreement reflects the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. This Letter Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. The laws of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders and all other questions concerning the construction, validity and interpretation of this Letter Agreement, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.


     IN WITNESS WHEREOF, the parties hereto have executed this [TYPE OF AGREEMENT] on the date first written above.

                              ZEFER CORP.

                              By:
                                 --------------------------------------
                              Its:

                              -----------------------------------------
                              Executive


Agreed and Accepted:

GTCR FUND VI, L.P.

By:  GTCR Partners VI, L.P.
Its:   General Partner
By:  GTCR Golder Rauner, L.L.C.
Its:  General Partner

By:
      ---------------------------------

Name:
      ---------------------------------
Its:  Principal

GTCR VI EXECUTIVE FUND, L.P.
By:  GTCR Partners VI, L.P.
Its: General Partner
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By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:
      ----------------------------------

Name:
      ----------------------------------
Its:  Principal

GTCR ASSOCIATES VI
By:  GTCR Partners VI, L.P.
Its: Managing General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:
      ----------------------------------

Name:
      ----------------------------------
Its:  Principal


     The foregoing Letter Agreement is to be entered into between ZEFER Corp. and the following stockholders of ZEFER Corp. to modify the type of agreement, and on a certain date set forth opposite such stockholders' name:

Amendments to Senior Management Agreements

     Gerard E. Dube,  April, 2000
     John Kelly,  April, 2000
     Sean W. Mullaney,  April, 2000
     James L. Slamp,  April, 2000
     Martha Stephens,  April, 2000
     Frank Torbey,  April, 2000
     Thomas Waite,  April, 2000

Amendment to Stock Restriction Agreement

     David Lubin,  April, 2000

Amendment to Employment Agreement

     Anthony K. Tjan,  April, 2000